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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We hereby consent to the use in the Prospectus and Joint Proxy Statement constituting part of this Registration Statement on Form S-4 of our reports dated March 10, 1997, relating to the consolidated financial statements of Compression Labs, Incorporated, which appears in such Prospectus and Joint Proxy Statement. We also consent to the reference to our Firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

San Jose, California
April 14, 1997